EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 30,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2006.

/s/ James R. Barker James R. Barker

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 30,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2006.

/s/ Richard L. Carrión Richard L. Carrión

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 30,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2006.

/s/ Robert W. Lane Robert W. Lane

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 30,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2006.

/s/ Sandra O. Moose Sandra O. Moose

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 30,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2006.

/s/ Joseph Neubauer Joseph Neubauer

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 30,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2006.

/s/ Donald T. Nicolaisen Donald T. Nicolaisen

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 30,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2006.

/s/ Thomas H. O'Brien Thomas H. O'Brien

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 30,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2006.

/s/ Clarence Otis, Jr. Clarence Otis, Jr.

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 30,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2006.

/s/ Hugh B. Price Hugh B. Price

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 30,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2006.

/s/ Ivan G. Seidenberg Ivan G. Seidenberg

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 30,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2006.

/s/ Walter V. Shipley Walter V. Shipley

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 30,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2006.

/s/ John R. Stafford John R. Stafford

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 30,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2006.

/s/ Robert D. Storey Robert D. Storey

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 30,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Thomas A. Bartlett and Catherine T. Webster and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2006.

/s/ Doreen A. Toben Doreen A. Toben

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 30,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben and Catherine T. Webster and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2006.

/s/ Thomas A. Bartlett Thomas A. Bartlett